UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

165 Gibraltar Court, Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 101.	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is incorporated by reference to Item 2.03 of this report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Loan and Security Agreement with Steward Capital Holdings, LP

On June 18, 2019, Ondas Networks Inc. f/k/a Full Spectrum Inc. (“Ondas Networks”), the wholly owned subsidiary of Ondas Holdings Inc., (the “Company”) and Steward Capital Holdings, LP (“Steward Capital”) entered into a letter of agreement to amend that certain Loan and Security Agreement (the “First Amendment”) entered into between the parties on March 9, 2018 (the “Agreement”), to (i) extend and amend the Maturity Date, as defined in Section 1.1 of the Agreement, to read in its entirety “means September 9, 2020”; (ii) waive the repayment requirement to Steward Capital under Section 2.3 of the Agreement, in connection with the currently proposed public offering of the Company as described in the Company’s Registration Statement on Form S-1 (333-230855), and (iii) waive the restriction by Steward Capital on the prepayment of Indebtedness under Section 7.4 of the Agreement. In connection with the waivers, extension and amendment, the Company agreed to pay to Steward Capital, upon the earlier of (a) the completion of the public offering as set forth in Section 2.3 of the Agreement and (b) ten (10) days following the Company’s receipt of Steward’s written demand therefor, a fee equal to three percent (3%) of the current outstanding principal balance of the Loan (as defined in the Agreement).

A copy of the First Amendment is filed herewith as Exhibit 10.4 and incorporated herein by reference.

Amendment to Secured Promissory Notes

In addition to the Loan described above, the Company has two outstanding secured promissory notes pursuant to the Loan Agreement for an aggregate principal amount of $10,000,000. Such secured promissory notes are dated March 9, 2018 and October 9, 2018 (collectively with the Loan, the “Secured Promissory Notes”).

In connection with the First Amendment, on June 18, 2019, Ondas Networks and Steward Capital entered into an Amendment to Secured Promissory Notes to amend the term Maturity Date in the Secured Promissory Notes from September 9, 2019 to September 9, 2020 (the “Loan Amendment”). A copy of the Loan Amendment is filed herewith as Exhibit 10.5 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Loan and Security Agreement, by and between Full Spectrum Inc. and Steward Capital Holdings, LP, dated as of March 9, 2018 filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-205271).
10.2

Secured Promissory Note for $5,000,000 issued to Steward Capital Holdings, LP by Full Spectrum Inc. dated March 9, 2018 (incorporated herein by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on October 4, 2018 (File No. 333-205271))

10.3

Secured Promissory Note for $5,000,000 issued to Steward Capital Holdings, LP by Full Spectrum Inc. dated October 9, 2018 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 15, 2018 (File No. 333-205271))

10.4	First Amendment to Loan and Security Agreement, dated as of June 18, 2019, by and between Ondas Networks Inc. and Steward Capital Holdings, LP.*
10.5	Amendment to Secured Promissory Notes dated June 18, 2019.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2019	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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